UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-21596

MUNDOVAL FUNDS
(Exact name of registrant as specified in charter)

7855 Ivanhoe Avenue, #210, La Jolla, CA	92037
(Address of principal executive offices)	(Zip code)

Arthur Q. Johnson
Mundoval Funds
7855 Ivanhoe Avenue, #210, La Jolla, CA 92037
(Name and address of agent for service)

Registrant's telephone number, including area code: (858) 454-4837

Date of fiscal year end: December 31

Date of reporting period: June 30, 2014

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e -1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

Mundoval Fund

SEMI-ANNUAL REPORT
June 30, 2014

Mundoval Fund
Semi-Annual
Report June 30, 2014

Fellow Shareholders,

For the six month period ended June 30, 2014, the Mundoval Fund (the "Fund") returned 0.42% versus 6.18% for the MSCI World Index. Since the Fund’s inception date of September 3, 2004, the annualized rate of return for the Mundoval Fund is 7.75% versus 7.57% for the MSCI World Index.

Net assets under management in the Fund as of June 30, 2014 are $21.15 million. During the six month period ended June 30, 2014, shares of ING Group, Aegon NV and Mitsubishi UFJ Financial were sold after reaching our estimate of fair value, or to pursue better investment opportunities. Sales proceeds were invested during the first half of the year in Coach Inc., Gazprom ADR, Petrobras ADR and Tesco Plc at prices believed to be significantly less than their intrinsic values.

Positive factors impacting investment performance for the Fund during the six month period ended June 30, 2014 included shares of Teva Pharmaceutical, Telekom Indonesia and Apple Computer. Negative factors impacting investment performance during the same period included BNP Paribas, Hollyfrontier Corp. and Mastercard, Inc. As of June 30, 2014 the Mundoval Fund owned shares of stock in 29 companies, of which 53.9% were domestic and 46.1% were internationally domiciled.

As the major stock market averages worldwide ascend to new highs, we are reminded of the sage and timeless advice given by Benjamin Graham in his classic text, The Intelligent Investor: "Investment is most intelligent when it is most businesslike. Do not enter upon an investment operation unless a reliable calculation shows that it has a fair chance to yield a reasonable profit. In particular, keep away from ventures in which you have little to gain and much to lose, based on arithmetic rather than optimism."

The concept of intrinsic value is mentioned in Benjamin Graham's textbook, Security Analysis, which was originally published in 1933; "A general definition of intrinsic value, or reasonable or fair value, would be the value that is justified by the facts, e.g. assets, earnings, dividends, definite prospects, including the factor of management. In most cases, intrinsic value changes less rapidly than market price and the investor has an opportunity to profit from any wide discrepancy between current price and the intrinsic value as determined at the same time. Experience affirms that in a sufficient number of cases the price and soundly ascertained value do tend to converge as time goes on."

The Fund will continue to adhere to a value oriented investment philosophy by investing in businesses throughout the world that are believed to be selling at less than our estimate of their worth or intrinsic value. We are business owners not speculators and we maintain a long term time horizon. We believe that concentration limits the portfolio to our best ideas and has more meaningful impact on our results over time.

Thank you for your continued support and confidence.

Sincerely yours,

Arthur Q. Johnson, CFA

2014 Semi-Annual Report 1

Mundoval Fund

                                                               Mundoval Fund
                                      by Industry Sectors (as a percentage of Net Assets)
                                                                     (Unaudited)

                                *Net Cash represents cash equivalents and liabilities less other assets.

PERFORMANCE INFORMATION (Unaudited)

AVERAGE ANNUAL RATE OF RETURN (%) FOR PERIODS ENDED JUNE 30, 2014.

June 30, 2014 NAV $16.80

					Since
	1 Year(A)	3 Years(A)	5 Years(A)	7 Years(A)	Inception(A)
Mundoval Fund	22.60%	12.84%	15.05%	4.25%	7.75%
MSCI World Index(B)	24.05%	11.80%	14.98%	3.42%	7.57%

(A) 1 Year, 3 Years, 5 Years, 7 Years and Since Inception returns include change in share prices and in each case includes reinvestment of any dividends and capital gain distributions. The inception date of the Mundoval Fund was September 3, 2004.

(B) The MSCI World Index is a free float-adjusted market capitalization index that is designed to measure global developed market equity performance in twenty-three countries in Europe, Australia, Asia, the Far East and North America.

The Fund’s total annual operating expense ratio per the May 1, 2014 prospectus is 1.50% .

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. RETURNS DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. TO OBTAIN PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END, PLEASE CALL 1-800-595-2877.

2014 Semi-Annual Report 2

Availability of Quarterly Schedule of Investments (Unaudited)

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC's Web site at http://www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Proxy Voting Guidelines (Unaudited)

Mundoval Capital Management, Inc., the Fund’s Adviser, is responsible for exercising the voting rights associated with the securities held by the Fund. A description of the policies and procedures used by the Adviser in fulfilling this responsibility is available without charge by calling our toll free number (1-800-595-2877) or by visiting the Fund’s website at www.mundoval.com. This information is also included in the Fund’s Statement of Additional Information, which is available on the Securities and Exchange Commission’s website at http://www.sec.gov.

Information regarding how the Fund voted proxies, Form N-PX, relating to portfolio securities during the most recent 12-month period ended June 30th is available without charge, upon request, by calling our toll free number (1-800-595-2877). This information is also available on the Securities and Exchange Commission’s website at http://www.sec.gov.

Expense Example (Unaudited)

Shareholders of this Fund incur ongoing expenses consisting solely of management fees. Although the Fund charges no sales loads or transaction fees, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by Mutual Shareholder Services, LLC, the Fund’s transfer agent. IRA accounts will be charged an $8.00 annual maintenance fee. The following example is intended to help you understand your ongoing costs of investing in the Fund and to compare these costs with similar costs of investing in other mutual funds. The example is based on an investment of $1,000 invested in the Fund on January 1, 2014 and held through June 30, 2014.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6) and then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period."

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses paid by a shareholder for the period. Shareholders may use this information to compare the ongoing costs of investing in this Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in other funds' shareholder reports. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as the charges assessed by Mutual Shareholder Services, LLC as described above. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

			Expenses Paid
	Beginning	Ending	During the Period*
	Account Value	Account Value	January 1, 2014
	January 1, 2014	June 30, 2014	to June 30, 2014

Actual	$1,000.00	$1,004.18	$7.45

Hypothetical	$1,000.00	$1,017.36	$7.50
(5% annual return
before expenses)

* Expenses are equal to the Fund’s annualized expense ratio of 1.50%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period ended June 30, 2014).

2014 Semi-Annual Report 3

Mundoval Fund
		Schedule of Investments
		June 30, 2014 (Unaudited)

Shares		Fair Value	% of Net Assets
COMMON STOCKS
Agricultural Chemicals
3,000	CF Industries Holdings, Inc.	$721,590	3.41%
Beverages
80,000	Ambev S.A. **	563,200	2.66%
Cable & Other Pay Television Services
7,500	Viacom Inc. Class B	650,475	3.07%
Computer Storage Devices
27,000	EMC Corporation	711,180	3.36%
Crude Petroleum & Natural Gas
3,500	CNOOC Ltd. **	627,515	2.97%
Diversified Banking Institutions
20,000	BNP Paribas **	680,500	3.22%
Electronic Computers
12,000	Apple Inc.	1,115,160
3,500	International Business Machines Corporation	634,445
		1,749,605	8.27%
Fire, Marine & Casualty Insurance
15,000	American International Group, Inc.	818,700	3.87%
Insurance - Diversified
33,000	Muenchener Rueckversicherungs-Gesellschaft AG **	731,610	3.46%
Leather & Leather Products
14,000	Coach, Inc.	478,660	2.26%
Mining Machinery & Equipment (No Oil & Gas Field Machinery & Equipment)
11,000	Joy Global Inc.	677,380	3.20%
National Commercial Banks
49,500	Bank of America Corporation	760,815
17,000	Citigroup, Inc.	800,700
		1,561,515	7.38%
Oil & Gas Field Machinery & Equipment
8,000	National Oilwell Varco, Inc.	658,800	3.11%
Oil Company - Integrated
50,000	Gazprom OAO **	435,750
10,000	LUKOIL Company **	598,200
25,000	Petroleo Brasileiro S.A. - Petrobras **	365,750
		1,399,700	6.62%
Petroleum Refining
14,000	HollyFrontier Corporation	611,660	2.89%
Pharmaceutical Preparations
17,000	Teva Pharmaceutical Industries Limited **	891,140	4.21%
Retail - Grocery Stores
30,000	Tesco PLC * **	439,500	2.08%
Services - Business Services, NEC
13,000	Mastercard Incorporated	955,110	4.51%
Services - Computer Programming, Data Processing, Etc.
6,000	Baidu, Inc. * **	1,120,860
700	Google Inc. Class A *	409,269
700	Google Inc. Class C *	402,696
		1,932,825	9.14%
Telecommunications
26,000	America Movil S.A.B. de C.V. **	539,500
31,000	MTN Group Limited **	657,200
		1,196,700	5.66%

* Non-Income Producing Securities. ** ADR - American Depositary Receipt. The accompanying notes are an integral part of these financial statements.

2014 Semi-Annual Report 4

Mundoval Fund
		Schedule of Investments
		June 30, 2014 (Unaudited)
Shares		Fair Value	% of Net Assets
COMMON STOCKS
Telephone Communications
13,000	China Mobile Limited **	$631,930
15,000	P.T. Telekomunikasi Indonesia Tbk **	624,900
		1,256,830	5.94%
Total for Common Stocks (Cost - $14,137,933)		$19,314,195	91.29%
Money Market Funds
1,832,758	First American Treasury Obligation Fund Cl Y 0.00% ***	$1,832,758	8.66%
	(Cost - $1,832,758)
	Total Investments	21,146,953	99.95%
	(Cost - $15,970,691)
	Other Assets in Excess of Liabilities	9,717	0.05%
	Net Assets	$21,156,670	100.00%

SUMMARY OF INVESTMENTS BY COUNTRY
		% of Investment
	Fair Value	Securities
Brazil	$928,950	4.81%
China	1,752,790	9.08%
France	680,500	3.52%
Germany	731,610	3.79%
Hong Kong	627,515	3.25%
Indonesia	624,900	3.24%
Israel	891,140	4.61%
Mexico	539,500	2.79%
Russia	1,033,950	5.35%
South Africa	657,200	3.40%
United Kingdom	439,500	2.28%
United States	10,406,640	53.88%
	$19,314,195	100.00%

** ADR - American Depositary Receipt. *** Variable Rate Security; the Yield Rate shown represents the rate at June 30, 2014. The accompanying notes are an integral part of these financial statements.

2014 Semi-Annual Report 5

Mundoval Fund

Statement of Assets and Liabilities (Unaudited)
June 30, 2014

Assets:
Investment Securities at Fair Value	$21,146,953
(Cost - $15,970,691)
Dividends & Interest Receivable	32,638
Receivable for Shareholder Purchases	3,000
Total Assets	21,182,591
Liabilities:
Payable to Adviser	25,921
Total Liabilities	25,921
Net Assets	$21,156,670

Net Assets Consist of:
Capital Paid In	$14,465,989
Accumulated Undistributed Net Investment Income	77,485
Accumulated Undistributed Realized Gain on Investments - Net	1,436,934
Unrealized Appreciation in Value of Investments
Based on Identified Cost - Net	5,176,262
Net Assets, for 1,259,133 Shares Outstanding	$21,156,670
(Without par value, unlimited shares authorized)
Net Asset Value, Offering and Redemption Price
Per Share ($21,156,670/1,259,133 shares)	$16.80

Statement of Operations (Unaudited)
For the six month period ended June 30, 2014

Investment Income:
Dividends (Net of ADR fees of $3,270)	$245,431
Interest	10
Foreign Taxes Withheld *	(27,038)
Total Investment Income	218,403
Expenses:
Management Fees	151,421
Total Expenses	151,421

Net Investment Income	66,982

Realized and Unrealized Gain on Investments:
Net Realized Gain on Investments	1,242,972
Change in Unrealized Appreciation on Investments	(1,197,637)
Net Realized and Unrealized Gain on Investments	45,335

Net Increase in Net Assets from Operations	$112,317

* Foreign withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable countries’ tax rules and rates.

The accompanying notes are an integral part of these financial statements.

2014 Semi-Annual Report 6

Mundoval Fund

Statements of Changes in Net Assets	(Unaudited)
	1/1/2014	1/1/2013
	to	to
	6/30/2014	12/31/2013
From Operations:
Net Investment Income	$66,982	$85,176
Net Realized Gain on Investments	1,242,972	230,886
Change in Net Unrealized Appreciation	(1,197,637)	4,302,598
Increase in Net Assets from Operations	112,317	4,618,660
From Distributions to Shareholders:
Net Investment Income	-	(90,005)
Net Realized Gain from Security Transactions	-	(66,344)
Change in Net Assets from Distributions	-	(156,349)
From Capital Share Transactions:
Proceeds From Sale of Shares	979,598	851,256
Shares Issued on Reinvestment of Dividends	-	156,349
Cost of Shares Redeemed	(365,800)	(534,761)
Net Increase from Shareholder Activity	613,798	472,844

Net Increase in Net Assets	726,115	4,935,155

Net Assets at Beginning of Period	20,430,555	15,495,400
Net Assets at End of Period
(Including Accumulated Undistributed Net Investment	$21,156,670	$20,430,555
Income of $77,485 and $10,503, respectively)

Share Transactions:
Issued	60,170	59,185
Reinvested	-	9,419
Redeemed	(22,516)	(36,466)
Net Increase in Shares	37,654	32,138
Shares Outstanding Beginning of Period	1,221,479	1,189,341
Shares Outstanding End of Period	1,259,133	1,221,479

Financial Highlights
Selected data for a share outstanding	(Unaudited)
throughout the period:	1/1/2014		1/1/2013	1/1/2012	1/1/2011	1/1/2010	1/1/2009
	to		to	to	to	to	to
	6/30/2014		12/31/2013	12/31/2012	12/31/2011	12/31/2010	12/31/2009
Net Asset Value -
Beginning of Period	$16.73		$13.03	$10.83	$11.42	$11.18	$8.45
Net Investment Income (a)	0.05		0.07	0.20	0.11	0.08	0.14
Net Gain/(Loss) on Securities
(Realized and Unrealized)	0.02		3.76	2.22	(0.57)	0.24	2.72
Total from Investment Operations	0.07		3.83	2.42	(0.46)	0.32	2.86

Distributions (From Net Investment Income)	-		(0.07)	(0.22)	(0.07)	(0.08)	(0.13)
Distributions (From Realized Capital Gains)	-		(0.06)	-	(0.06)	-	-
Total Distributions	-		(0.13)	(0.22)	(0.13)	(0.08)	(0.13)

Net Asset Value -
End of Period	$16.80		$16.73	$13.03	$10.83	$11.42	$11.18
Total Return (b)	0.42%	*	29.39%	22.37%	(4.01)%	2.87%	33.85%
Ratios/Supplemental Data
Net Assets - End of Period (Thousands)	$21,157		$20,431	$15,495	$12,125	$11,601	$9,784
Ratio of Expenses to Average Net Assets	1.50%	**	1.50%	1.50%	1.50%	1.50%	1.50%
Ratio of Net Investment Income to
Average Net Assets	0.66%	**	0.49%	1.69%	1.00%	0.73%	1.51%
Portfolio Turnover Rate	11.03%	*	32.54%	28.79%	44.38%	33.48%	14.62%

* Not annualized.
** Annualized.
(a) Per share amounts were calculated using the average shares method.
(b) Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and distributions.

The accompanying notes are an integral part of these financial statements. 2014 Semi-Annual Report 7

NOTES TO FINANCIAL STATEMENTS
MUNDOVAL FUND
June 30, 2014
(Unaudited)

1.) ORGANIZATION
The Mundoval Fund (the "Fund") is a diversified series of the Mundoval Funds (the "Trust"), an open-end management investment company. The Trust was organized in Ohio as a business trust on March 24, 2004 and may offer shares of beneficial interest in a number of separate series, each series representing a distinct fund with its own investment objectives and policies. The Fund commenced operations on September 3, 2004. The Fund's investment objective is long-term capital appreciation.

2.) SIGNIFICANT ACCOUNTING POLICIES
SECURITY VALUATION: All investments in securities are recorded at their estimated fair value, as described in Note 3.

FEDERAL INCOME TAXES: The Fund’s policy is to continue to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all of its taxable income to shareholders. Therefore, no federal income tax provision is required. It is the Fund’s policy to distribute annually, prior to the end of the calendar year, dividends sufficient to satisfy excise tax requirements of the Internal Revenue Code. This Internal Revenue Code requirement may cause an excess of distributions over the book year-end accumulated income. In addition, it is the Fund’s policy to distribute annually, after the end of the fiscal year, any remaining net investment income and net realized capital gains.

The Fund recognizes the tax benefits of certain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years (2011-2013), or expected to be taken on the Fund’s 2014 tax return. The Fund identifies its major tax jurisdictions as U.S. Federal and California tax authorities; however the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations. During the six month period ended June 30, 2014, the Fund did not incur any interest or penalties.

DISTRIBUTIONS TO SHAREHOLDERS: Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expenses or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of the net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations or net asset values per share of the Fund.

USE OF ESTIMATES: The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

OTHER: The Fund records security transactions based on trade date. Dividend income is recognized on the ex-dividend date. Interest income is recognized on an accrual basis. The Fund uses the specific identification method in computing gain or loss on sale of investment securities. Discounts and premiums on securities purchased are accreted and amortized over the life of the respective securities. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and regulations.

2014 Semi-Annual Report 8

Notes to Financial Statements (Unaudited) - continued

3.) SECURITY VALUATIONS
The Fund utilizes various methods to measure the fair value of most of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument in an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

FAIR VALUE MEASUREMENTS
A description of the valuation techniques applied to the Fund’s major categories of assets measured at fair value on a recurring basis follows.

Equity securities (common stocks, including ADRs). Equity securities are carried at fair value. The market quotation used for common stocks, including those listed on the NASDAQ National Market System, is the last sale price on the date on which the valuation is made or, in the absence of sales, at the closing bid price. Over-the-counter securities will be valued on the basis of the bid price at the close of each business day. Generally, if the security is traded in an active market and is valued at the last sale price, the security is categorized as a level 1 security. When the security position is not considered to be part of an active market or when the security is valued at the bid price, the position is generally categorized as level 2. When market quotations are not readily available, when the Adviser determines the last bid price does not accurately reflect the current value, or when restricted securities are being valued, such securities are valued as determined in good faith by the Adviser, in conformity with guidelines adopted by and subject to review of the Board and are categorized in level 2 or level 3, when appropriate.

Money market funds. Money market funds are valued at a net asset value of $1.00 and are classified in level 1 of the fair value hierarchy.

Fixed income securities. Fixed income securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Adviser believes such prices accurately reflect the fair value of such securities. A pricing service utilizes electronic data processing techniques based on yield spreads relating to securities with similar characteristics to determine prices for normal institutional-size trading units of debt securities without regard to sale or bid prices. When prices are not readily available from a pricing service, or when restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Adviser, subject to review of the Board. Short-term investments in fixed income securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued by using the amortized cost method of valuation. Generally, fixed income securities are categorized as level 2.

2014 Semi-Annual Report 9

Notes to Financial Statements (Unaudited) - continued

In accordance with the Trust's good faith pricing guidelines, the Adviser is required to consider all appropriate factors relevant to the value of securities for which it has determined other pricing sources are not available or reliable as described above. There is no single standard for determining fair value, since fair value depends upon the circumstances of each individual case. As a general principle, the current fair value of an issue of securities being valued by the Adviser would appear to be the amount which the owner might reasonably expect to receive for them upon their current sale. Methods which are in accordance with this principle may, for example, be based on (i) a multiple of earnings; (ii) a discount from market of a similar freely traded security (including a derivative security or a basket of securities traded on other markets, exchanges or among dealers); or (iii) yield to maturity with respect to debt issues, or a combination of these and other methods.

The following table summarizes the inputs used to value the Fund’s assets measured at fair value as of June 30, 2014:

Valuation Inputs of Assets	Level 1	Level 2	Level 3	Total
Common Stocks	$ 19,314,195	$0	$0	$ 19,314,195
Money Market Funds	1,832,758	0	0	1,832,758
Total	$ 21,146,953	$0	$0	$ 21,146,953

Refer to the Fund’s Schedule of Investments for a listing of securities by industry. The Fund did not hold any Level 3 assets during the six month period ended June 30, 2014. There were no transfers into or out of the levels during the six month period ended June 30, 2014. It is the Fund’s policy to consider transfers into or out of the levels as of the end of the reporting period.

The Fund did not invest in derivative instruments during the six month period ended June 30, 2014.

4.) INVESTMENT ADVISORY AGREEMENT
The Trust, on behalf of the Fund has entered into an investment advisory agreement (the “Management Agreement”) with Mundoval Capital Management, Inc. (the “Adviser”). Under the terms of the Management Agreement, the Adviser manages the investment portfolio of the Fund, subject to policies adopted by the Trust’s Board. Under the Management Agreement, the Adviser, at its own expense and without reimbursement from the Trust, furnishes office space and all necessary office facilities, equipment and executive personnel necessary for managing the assets of the Fund. The Adviser also pays the salaries and fees of all of its officers and employees that serve as officers and trustees of the Trust. The Adviser pays all operating expenses of the Fund with the exception of taxes, brokerage fees and commissions, borrowing costs (such as (a) interest and (b) dividend expenses on securities sold short), and extraordinary expenses. For its services, the Adviser receives an annual investment management fee payable monthly from the Fund of 1.50% of the average daily net assets of the Fund. As a result of the above calculation, for the six month period ended June 30, 2014, the Adviser earned management fees totaling $151,421, of which $25,921 was payable to the Adviser as of June 30, 2014.

Arthur Q. Johnson is the control person of the Adviser and also serves as a trustee/officer of the Trust. This individual receives benefits from the Adviser resulting from management fees paid to the Adviser by the Fund.

5.) RELATED PARTY TRANSACTIONS
The Trustees who are not interested persons of the Fund were paid $500 each in Trustees fees by the Adviser for the six month period ended June 30, 2014. Under the Management Agreement, the Adviser pays these fees.

6.) INVESTMENTS
For the six month period ended June 30, 2014, purchases and sales of investment securities other than U.S. Government obligations and short-term investments aggregated $2,083,473 and $3,045,377, respectively. There were no purchases or sales of U.S. Government obligations.

For federal income tax purposes, the cost of investments owned at June 30, 2014 was $15,970,691. At June 30, 2014, the composition of unrealized appreciation (the excess of value over tax cost) and depreciation (the excess of tax cost over value) was as follows:

Appreciation	(Depreciation)	Net Appreciation (Depreciation)
$5,443,511	($267,249)	$5,176,262

As of June 30, 2014, there were no differences between book basis and tax basis.

2014 Semi-Annual Report 10

Notes to Financial Statements (Unaudited) - continued

7.) CONTROL OWNERSHIP
The beneficial ownership, either directly or indirectly, of more than 25% of the voting shares of a fund creates a presumption of control of a fund, under Section 2(a)(9) of the Investment Company Act of 1940. As of June 30, 2014, Ameritrade Inc. located in Omaha, Nebraska, for the benefit of its customers, held, in aggregate, 49.63% of the Fund, and therefore may be deemed to control the Fund.

8.) CAPITAL SHARES
At June 30, 2014 an unlimited number of shares of beneficial interest were authorized. 1,259,133 shares were issued and outstanding and paid in capital was $14,465,989.

9.) DISTRIBUTIONS TO SHAREHOLDERS
The tax character of distributions paid during the periods shown below were as follows:

Distributions paid from:

	Six Months Ended	Year Ended
	June 30, 2014	December 31, 2013

Ordinary Income	$0	$ 133,383	*
Short-Term Capital Gain	0	37,506
Long-Term Capital Gain	0	28,838
	$0	$ 199,727

* The difference between ordinary distributions paid from book and ordinary distributions paid from tax relates to $43,378 of allowable foreign tax credits from the fiscal year ended December 31, 2013, which have been passed through to the Fund’s underlying shareholders.

10.) SUBSEQUENT EVENTS
Subsequent events after the date of the Statement of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

2014 Semi-Annual Report 11

ADDITIONAL INFORMATION
June 30, 2014
(UNAUDITED)

APPROVAL OF INVESTMENT ADVISORY AGREEMENT

On February 26, 2014, the Board of Trustees (the “Trustees” or the “Board”) for the Mundoval Fund (the “Fund”) met to consider the renewal of the Management Agreement (the "Agreement"). In renewing the Agreement, the Board of Trustees considered and evaluated the following factors: (i) the investment performance of the Fund and the investment adviser (the “Adviser”); (ii) the nature, extent and quality of the services provided by the Adviser to the Fund; (iii) the cost of the services provided and the profits realized by the Adviser and its affiliates from the relationship with the Fund; (iv) the extent to which economies of scale will be realized as the Fund grows; and (v) whether the fee levels reflect these economies of scale to the benefit of shareholders.

The Board met with representatives of the Adviser to discuss the terms of the Agreement. The Board reviewed the history of the Adviser, including background and investment management experience, as well as the Fund's performance for the last fiscal year, important factors relating to the fund's performance, the Adviser's investment and research strategy, the Adviser's strength, and expected expenses and revenue from the Fund.

The Board gave careful consideration to factors deemed relevant to the Trust and the Fund as well as the nature, extent and quality of the services to be provided by the Adviser and the performance of the Fund since commencement of operations. The Trustees analyzed the Adviser's experience and the capabilities of the portfolio manager. The Trustees reviewed and discussed the Adviser's Form ADV, internal compliance policies and financial statements. The Trustees also compared the Fund's management fee and total annual operating expenses with those of comparable funds.

As to the performance of the Fund, the Trustees reviewed the materials from the Adviser, which included information regarding the Fund's performance compared to a peer group of 31 similar funds and the world stock category average. The Trustees noted that the Fund outperformed its peer group and category average for the one-year period ended December 31, 2013, three-year annualized period ended December 31, 2013 and five-year annualized period ended December 31, 2013. The Trustees further noted that for the same time periods including since-inception, the Fund outperformed its benchmark index, the MSCI World Index. The Trustees reviewed materials showing specific returns comparing the Fund to its peers and benchmark index. The Trustees noted that (i) for the one year period ended December 31, 2013, the Fund returned 29.39%, compared to an average return of 20.38% for the peer group, 25.19% for the world stock category and 26.68% for the MSCI World Index; (ii) for the three-year annualized period ended December 31, 2013, the Fund returned 14.97% compared to an average return of 9.20% for the peer group, 10.38% for the world stock category and 11.48% for the MSCI World Index; (iii) for the five-year annualized period ended December 31, 2013, the Fund returned 15.91% compared to an average return of 12.95% for the peer group, 15.72% for the world stock category and 15.02% for the MSCI World Index; and (iv) since inception, the Fund returned an average of 8.13% compared to 7.29% for the MSCI World Index over the same time period. Having considered the comparative data as described above, the Trustees were very pleased with the Fund's performance. The Trustees then reviewed the performance of other accounts managed by the Adviser with a comparable mandate.

As to the nature, extent and quality of the services provided by the Adviser, the Trustees analyzed the Adviser's experience and capabilities. The Adviser summarized the information provided to the Board. The Trustees discussed the Adviser's financial condition, the portfolio manager's background and investment management experience. The Board noted that there were no changes in the personnel managing the Fund or in the business or organization of the Adviser. The representatives of the Adviser reviewed and discussed with the Board the Adviser's ADV and the 17j-1 certifications. The Adviser also discussed its financial stability. After reviewing the foregoing and further information from the Adviser, the Board concluded that the quality, extent, and nature of the services being provided by the Adviser were satisfactory and adequate, and believes that the Adviser has the resources to meet its obligations under the Agreement. They noted that both portfolio management and CCO services were acceptable.

As to the cost of the services to be provided and the profits to be realized by the Adviser and its affiliates from the relationship with the Fund, it was noted that the Adviser is paying substantially

2014 Semi-Annual Report 12

Additional Information (Unaudited) - continued

all operating expenses of the Fund. Additionally, the Trustees considered that the Adviser provides the Fund with officers, including the CCO, marketing support and office space. The Adviser reviewed a summary of the its profitability resulting from the services provided to the Fund for the period since the last renewal. The analysis showed the net profits from portfolio advisory services as well as the net profits overall. It was noted that the Adviser's operating margin of approximately 44% before indirect expenses was a slight increase since last year's operating margin of approximately 39% before indirect expenses. The Board concluded that the Adviser's profitability was at an acceptable level, particularly in light of the extent and quality of the services being provided to the Fund. The Board noted that overall, the Adviser was properly incentivized to provide robust services.

Turning to the level of the management fee, the Trustees were presented with a comparative analysis of advisory fees and expense ratios based on publicly available data and drawn from the Fund's peer group, and included in the comparison were funds with similar asset ranges. It was noted that while the Adviser's management fee was the highest in the peer group, the Adviser is responsible under the Agreement for paying all but a very small fraction of the Fund's expenses out of the management fee. The Board noted that the effective net management fee after payment of direct expenses is less than the peer group and category average due to the small size of the Fund. The Trustees also noted that the Fund's audited expense ratio of 1.50% was less than the average audited expense ratio of 1.55% for the peer group, and higher than the average audited expense ratio of 1.36% for the world stock category average. The trustees further noted that unlike its peers, the Fund did not charge any additional fees such as a front load, deferred load or 12b-1 fees. Finally, the Trustees reviewed information regarding fees charged by the Adviser for separate accounts. The Board noted that the Adviser is paid 1.00% for separate accounts management, but does not provide the same comprehensive level of services to separate accounts as is provided to the Fund. Furthermore, the Board noted that the effective management fee rate after the Adviser pays expenses for the Fund was less than the peer group average of 0.84% . Having considered the comparative data as described above, the Trustees concluded that the management fee and expense ratio were reasonable.

As for potential economies of scale, the Trustees discussed and considered information regarding whether there have been economies of scale with respect to the management of the Fund, whether the Fund has appropriately benefited from any economies of scale, and whether there is potential for realization of any further economies of scale. The Trustees noted that the Adviser represented to the Board that the Adviser would consider including breakpoints in the management fee as the Fund grows, thereby benefiting shareholders. The Trustees agreed with the Adviser that breakpoints in the advisory fee were not necessary at this time due to the small size of the Fund.

The Independent Trustees then met in executive session with legal counsel to discuss the continuation of the Agreement, at which time the officers of the Trust were excused. After their independent session, the Trustees reported that after further consideration, they were very pleased with the performance of the Fund. They concluded that the nature and extent of services provided by the Adviser was consistent with the Board's expectations. The Trustees also concluded that the Adviser has sufficient resources and had provided quality advisory services to the Fund. The Board agreed that the fees in the Agreement were reasonable and that the Adviser was slightly profitable. The Trustees agreed that economies of scale would not be a material consideration until the Fund is substantially larger. It was the consensus of the Trustees, including the Independent Trustees, that renewal of the Management Agreement would be in the best interests of the shareholders of the Fund.

2014 Semi-Annual Report 13

Board of Trustees
Martha G. Dennis, PhD.
Paul J. Dostart
Arthur Q. Johnson
Selwyn Isakow

Investment Adviser
Mundoval Capital Management, Inc.
7855 Ivanhoe Ave., Suite 210
La Jolla, CA 92037

Counsel
Thompson Hine LLP
312 Walnut Street, 14th Floor
Cincinnati, OH 45202

Custodian
U.S. Bank, NA
425 Walnut Street
P.O. Box 1118
Cincinnati, OH 45201

Dividend Paying Agent,
Shareholders' Servicing Agent,
Transfer Agent
Mutual Shareholder Services
8000 Town Centre Dr., Suite 400
Broadview Hts., OH 44147

Fund Administrator
Premier Fund Solutions, Inc.
1939 Friendship Dr., Suite C
El Cajon, CA 92020

Independent Registered
Public Accounting Firm
Cohen Fund Audit Services, Ltd.
1350 Euclid Ave., Suite 800
Cleveland, OH 44115-1877

This report is provided for the general information of the shareholders of the Mundoval
Fund. This report is not intended for distribution to prospective investors in the Fund, unless preceded or accompanied by an effective prospectus.

Item 2. Code of Ethics. Not applicable.

Item 3. Audit Committee Financial Expert. Not applicable.

Item 4. Principal Accountant Fees and Services. Not applicable.

Item 5. Audit Committee of Listed Companies. Not applicable.

Item 6. Schedule of Investments. Not applicable. Schedule filed with Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds. Not applicable.

Item 8. Portfolio Managers of Closed End Funds. Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers. Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant has not adopted procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a) The Registrant’s president and chief financial officer concluded that the disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) were effective as of a date within 90 days of the filing date of this report, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code of Ethics. Not applicable.

(a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(a)(3) Not applicable.

(b) Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Mundoval Funds

By: /s/Arthur Q. Johnson Arthur Q. Johnson President

Date: SEPTEMBER 8, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/Arthur Q. Johnson Arthur Q. Johnson President

Date: SEPTEMBER 8, 2014

By: /s/Arthur Q. Johnson Arthur Q. Johnson Chief Financial Officer

Date: SEPTEMBER 8, 2014